[PIONEER LOGO]
Pioneer India
Fund

ANNUAL REPORT 10/31/96

Table of Contents
-------------------------------------------------------------------------------

Letter from the Chairman                                               1

Portfolio Summary                                                      2

Performance Update                                                     3

Portfolio Management Discussion                                        6

Schedule of Investments                                                9

Financial Statements                                                  15

Notes to Financial Statements                                         21

Report of Independent Public Accountants                              27

Trustees' Fees and Share Ownership                                    28

Trustees, Officers and Service Providers                              29

Pioneer India Fund

LETTER FROM THE CHAIRMAN 10/31/96

D e a r  S h a r e h o l d e r ,
-------------------------------------------------------------------------------

I welcome you to this report for Pioneer India Fund, covering the year ended October 31, 1996. We send a special greeting to the Fund's new shareowners, particularly those in Class C Shares, introduced on January 31.

There's no doubt that this year was a rollercoaster ride for investors in India. Indian stocks experienced both tremendous rallies and sharp declines. This type of short-term volatility, while no doubt disappointing when the tide seems to have turned against us, should not come as a surprise when investing in one of the world's largest developing markets. As your Fund's portfolio manager explains in some detail later in this report, we see compelling reasons to believe that India will survive its current growing pains and be a better market for it. We continue to take the long view, and to us India remains an intriguing and promising market.

A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion, where your Fund's portfolio manager offers insights into market conditions, portfolio strategy and results. I encourage you to read on to learn more about your Fund.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer India Fund. Thank you for your continued support.

Respectfully,

/s/ John F. Cogan, Jr.

John F. Cogan, Jr.,
Chairman and President

                                                                               1
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Pioneer India Fund

PORTFOLIO SUMMARY 10/31/96

P o r t f o l i o  D i v e r s i f i c a t i o n
-------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

Corporate Bonds                                  0.04%
Convertible Securities                           0.19%
Other International Securities                   0.87%
Short-Term Cash Equivalents                      5.62%
Depositary Receipts for International Stocks    26.07%
International Common Stocks                     67.21%

S e c t o r  D i s t r i b u t i o n
-------------------------------------------------------------------------------
(As a percentage of equity holdings)

Energy                                              4%
Other                                               6%
Services                                            7%
Consumer Durables                                   7%
Financial                                           9%
Consumer Non-Durables                              12%
Utilities                                          13%
Basic Industries                                   19%
Capital Goods                                      23%

1 0  L a r g e s t  H o l d i n g s
-------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Mahanagar Telephone                 6. State Bank of India
    Nigam Ltd.                 4.25%       (G.D.R.)                       2.45%
 2. Bajaj Auto Ltd.            3.63     7. Great Eastern Shipping Co.     2.43
 3. BSES Ltd. (G.D.R.)         3.60     8. Grasim Industries Ltd.         2.34
 4. Hindustan Petroleum
    Corp. Ltd.                 3.18     9. Carborandum Universal, Ltd.    2.33
 5. Kirloskar Cummins Ltd.     2.49    10. Hindalco Industries Ltd.       2.26

Fund holdings will vary for other periods.

2
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Pioneer India Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS A SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
-------------------------------------------------------------------------------

Net Asset Value
 per Share                10/31/96        10/31/95
                          $6.93           $8.47

Distributions per Share   Income          Short-Term          Long-Term
(10/31/95-10/31/96)       Dividends       Capital Gains       Capital Gains
                             -                 -                   -

I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund at public offering price, compared to the growth of the MSCI Emerging Markets Asia Free Index. India is just one component of the Index.

Average Annual Total Returns
(As of October 31, 1996)

Period                                  Net Asset       Public Offering
                                          Value              Price*
Life-of-Fund                             -19.25%            -21.25%
(6/23/94)
1 Year                                   -18.18             -22.91


Growth of $10,000+

[MOUNTAIN CHART PLOT POINTS]

         Pioneer  MSCI Emerging
          India   Markets Asia
          Fund*    Free Index

 6/30/94   9425    10000
 7/31/94   9574    10364
10/31/94   9246    11318
 1/31/95   7620     9089
 4/30/95   7538     9308
 7/31/95   7981    10428
10/31/95   6955     9458
 1/31/96   6520     9927
 4/30/96   8252    11039
 7/31/96   6988     9748
10/31/96   5690     9615


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

                                                                               3
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Pioneer India Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS B SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
-------------------------------------------------------------------------------

Net Asset Value
 per Share                10/31/96        10/31/95
                          $6.80           $8.39
Distributions per Share   Income          Short-Term          Long-Term
(10/31/95-10/31/96)       Dividends       Capital Gains       Capital Gains
                             -                 -                   -


I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund, compared to the growth of the MSCI Emerging Markets
Asia Free Index. India is just one component of the Index.

Average Annual Total Returns
(As of October 31, 1996)

Period                                    If             If
                                         Held          Redeemed*
Life-of-Fund                            -19.94%         -20.97%
(6/23/94)
1 Year                                  -18.95          -22.19



Growth of $10,000+

[MOUNTAIN CHART PLOT POINTS]

         Pioneer  MSCI Emerging
          India   Markets Asia
          Fund*    Free Index

 6/30/94   10000    10000
 7/31/94   10157    10364
10/31/94    9783    11318
 1/31/95    8048     9089
 4/30/95    7944     9308
 7/31/95    8396    10428
10/31/95    7300     9458
 1/31/96    6839     9927
 4/30/96    8614    11039
 7/31/96    7283     9748
10/31/96    5739     9615


* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+ Index comparison begins 6/30/94. The Morgan Stanley Capital International
  (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

4
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Pioneer India Fund

PERFORMANCE UPDATE 10/31/96                                     CLASS C SHARES

S h a r e  P r i c e s  a n d  D i s t r i b u t i o n s
-------------------------------------------------------------------------------

Net Asset Value
 per Share                10/31/96        1/31/96
                          $6.77           $7.85
Distributions per Share   Income          Short-Term          Long-Term
(1/31/96-10/31/96)        Dividends       Capital Gains       Capital Gains
                             -                 -                   -

I n v e s t m e n t  R e t u r n s
-------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer India Fund, compared to the growth of the MSCI Emerging Markets
Asia Free Index. India is just one component of the Index.

Cumulative Total Returns
(As of October 31, 1996)

Period                                    If             If
                                         Held          Redeemed*
Life-of-Fund                            -13.76%         -14.62%
(1/31/96)


Growth of $10,000

[MOUNTAIN CHART PLOT POINTS]

         Pioneer  MSCI Emerging
          India   Markets Asia
          Fund*    Free Index

 1/31/96   10000   10000
 2/29/96   11732   10269
 3/31/96   11771   10460
 4/30/96   12548   11120
 5/31/96   11975   10889
 6/30/96   12127   10758
 7/31/96   10611    9820
 8/31/96   10127   10071
 9/30/96    9057   10076
10/31/96    8551    9685


* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

   The Morgan Stanley Capital International (MSCI) Emerging Markets Asia Free Index is an unmanaged, capitalization-weighted measure of securities trading in eight Asian emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

   Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer India Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/96

D e a r  S h a r e o w n e r ,
-------------------------------------------------------------------------------
This annual report for Pioneer India Fund comes to you at the conclusion of a difficult fiscal year, one that undeniably tested the determination of investors. The 12 months ended October 31, 1996, were very eventful and volatile for India and its financial markets.

Politics moved to the forefront, and the results of the national election held in late May dominated the remainder of the period. The Indian stock market saw both sharp gains and losses. The Bombay Stock Exchange soared nearly 45% from its low in January to its high in mid-June. After the election, for reasons we cover in more detail later in this report, the Bombay Stock Exchange declined about 22% in U.S. dollar terms, erasing gains enjoyed early in the year. Despite having to report a loss for the fiscal year, we can offer you some comfort in that Pioneer India Fund handled the disruptions in the Indian market better than most similar funds.

National Election Provoked Turmoil, but Reforms Still Underway

As the fiscal year began, the markets in India were waiting for the outcome of national elections. In May, the ruling Congress party lost in the parliamentary election due to internal party politics and corruption charges leveled against its leaders. No single party could muster enough support to decisively form a government. The initial resulting coalition government disbanded after less than two weeks, and was replaced with a second coalition representing 13 political parties.

While the present government is perceived as unstable and lacking conviction and consensus, its first budget proved it was continuing market and financial reforms. It introduced minimum taxes on companies previously paying no taxes. It also hiked prices of coal and petroleum products; although this move has been unpopular in the short run, the economy should ultimately benefit. (These products are still being subsidized by the government and price increases are essential to reduce India's budget deficit.) On the negative side, the government has shied away from the tougher reforms in the insurance and oil sectors.

Pioneer India Fund

Economy on Right Track, Despite Growing Pains

Apart from political uncertainty, the fundamentals of India's economy were also strained by its tight monetary policy. Scarce funds and high interest rates hurt industrial growth and cut into corporate profitability. The latter also was hampered by increases in input costs, primarily petroleum products and coal. Industrial production, growing at 12% for the past two years, is expected to slow to a more sustainable rate of 7% to 8% annually.

Going forward, we expect India's interest rates to decline further, which should be positive for equities. With inflation under control, the Reserve Bank of India has eased money supply through broad-based interest rate deregulation and cutbacks in reserve ratios. Results have started to show. Over the last six months of the fiscal year, prime lending rates dropped from 16.5% to 14.5%. There is also good news in the form of an estimated 4% growth in the agriculture sector for 1996, versus negative growth last year. Good agricultural income should lead to better demand for consumer and, in turn, industrial goods. Another encouraging sign, although it doesn't have a direct effect on the Fund, is the government's new policy allowing foreigners to invest in corporate debt.

Investing for the Long Term in a Difficult Market

We maintained our value-oriented discipline during the fiscal year. As the year began, we reduced the Fund's cash position. That helped the Fund participate in the early-1996 rally. We moved away from non-
Indian stocks and global depositary receipts (GDRs trade in London and Luxembourg in lieu of direct stocks), when we saw greater value in the local market. The Fund's largest positions were Bajaj Auto (India's largest two-wheeler manufacturer), Mahanagar Telephone Nigam (provider of telephone services in Bombay and Delhi) and State Bank of India (India's largest commercial bank). We also made sizable investments in Reliance Industries (India's largest integrated textiles and petrochemical company). These stocks appeared undervalued while their fundamentals remained strong. The Portfolio Summary on page 2 has more information on Fund holdings.

To a large extent, prices of Indian stocks were constrained by the high level of new GDRs that came to market during the fiscal year. Big offerings

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Pioneer India Fund

PORTFOLIO MANAGEMENT DISCUSSION 10/31/96                           (continued)

included State Bank of India ($370 million), ICICI ($230 million), TELCO ($200 million), Steel Authority of India ($150 million), BSES ($135 million) and Larsen & Toubro ($135 million). While these issues attracted money that might otherwise have been invested in local markets, they also reflect foreign investors' strong appetite for high-quality Indian stocks.

Looking Ahead to More Progress

While this year was particularly tough, we see several events laying a solid foundation for the future. Among the most significant was the launching of the National Depository, which will allow paperless trading and introduce securities trading practices closer to international standards. The Securities and Exchange Board of India (SEBI) also introduced changes in broker capital requirements, mutual fund governance and other trading practices. These reforms should go a long way in boosting investor confidence and improving India's generally archaic market infrastructure. We commend SEBI for these changes.

As we begin the Fund's new fiscal year, we believe that the Indian economy is going through significant structural change, both at the macro-economic level with privatization and deregulation initiatives and at the corporate level with a greater drive toward efficiency and investor relations. India has come a long way toward its goal of integrating with the world economy. India will be difficult to ignore, given its size and resources. We continue to believe that it represents a tremendous opportunity for shareowners. While the short-term ride will be bumpy, India and Pioneer India Fund's longer-term potential should make it a ride worth taking.

Respectfully,

[SIGNATURE]

David D. Tripple,
Portfolio Manager

Pioneer India Fund

SCHEDULE OF INVESTMENTS 10/31/96

Principal
Amount                                                                 Value
             INVESTMENT IN SECURITIES - 94.4%
             CORPORATE BOND - 0.2%
$    5,000   Vindhya Telelinks, Part B, 16.0%, 1/1/01             $    8,658
                                                                  -----------
             Total Corporate Bond
             (Cost $8,926)                                        $    8,658
                                                                  -----------
             CONVERTIBLE CORPORATE BOND - 0.0%
$   28,000   Gujarat Optical, 14.0% 12/31/99                      $   35,294
                                                                  -----------
             Total Convertible Corporate Bond
             (Cost $40,166)                                       $   35,294
                                                                  -----------
Shares
             COMMON STOCKS - 93.3%
             Basic Industries - 18.0%
             Chemicals - 6.8%
    10,000   BASF India Ltd. (E Shares)                           $   54,342
    25,000   BASF India Ltd.                                         135,854
     5,000   Bayer (India) Ltd.                                      270,308
     4,050   Colour-Chem Ltd.                                        278,508
   168,400   Indo Gulf Fertilizers and Chemicals Corp. Ltd.
             (G.D.R.)                                                126,300
    38,200   Indian Petrochemical Corp. Ltd.                         118,238
 1,000,000   Kothari Petrochemicals Ltd.*                            280,112
     3,300   Tata Chemicals Ltd.                                      18,788
    22,700   Thirumalai Chemicals Ltd.                                43,556
                                                                  ------------
                                                                  $1,326,006
                                                                  ------------
             Iron & Steel - 4.7%
   328,400   Essar Steel Ltd.                                     $  182,598
   250,000   Jindal Vijaynagar Steel Ltd.*                            40,616
    44,000   Steel Authority of India Ltd. (G.D.R.)                  368,500
    66,500   Tata Iron & Steel Co. Ltd.                              337,623
                                                                  ------------
                                                                  $  929,337
                                                                  ------------
             Metals & Mining - 2.6%
    25,350   Hindalco Industries Ltd.                             $  417,529
   135,700   National Aluminum Co., Ltd.                              91,417
                                                                  ------------
                                                                  $  508,946
                                                                  ------------
             Paper Products - 3.9%
   150,000   Ballarpur Industries Ltd.                            $  310,924
    87,250   ITC Bhadrachalam Paperboards Ltd.                       150,305
    65,500   Seshasayee Paper & Boards Ltd.                           56,051

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)

Shares                                                                  Value
             Paper Products (continued)
  137,700    Tamil Nadu Newsprint & Papers Ltd.                   $  240,300
                                                                  ------------
                                                                  $  757,580
                                                                  ------------
             Total Basic Industries                               $3,521,869
                                                                  ------------
             Capital Goods - 21.5%
             Construction, Building Materials & Engineering - 5.5%
  214,000    Alsa Construction & Housing Ltd.                     $   54,249
    6,424    Associated Cement Companies Ltd.                        275,179
   23,600    Gujarat Ambuja Cements Ltd.                             162,622
   50,850    India Cements Ltd.                                      142,437
  100,000    India Cements Ltd. (G.D.R.)                             281,500
  250,000    Prism Cement Ltd.*                                       40,616
   46,100    Raasi Cement Ltd.                                       116,219
                                                                  ------------
                                                                  $1,072,822
                                                                  ------------
             Machinery - 7.5%
   85,000    Crompton Greaves Ltd. (G.D.R.)*                      $  382,075
   42,650    Kirloskar Cummins Ltd.                                  459,951
    1,465    Lakshmi Machine Works Ltd.                              172,353
    2,835    Sandvik Asia Ltd.                                       133,015
   18,700    Siemens India Ltd.                                      274,345
   25,500    Veejay Lakshmi Engineering Works Ltd.                    52,143
                                                                  ------------
                                                                  $1,473,882
                                                                  ------------
             Producer Goods - 7.7%
   75,000    Cosmo Films Ltd.                                     $   98,740
   97,850    Carborandum Universal, Ltd.                             430,458
   25,000    Exide Industries Ltd.                                    57,458
   80,800    Fag Precision Bearings Ltd.                             203,697
  120,000    Garware-Wall Ropes Ltd.                                 123,361
   54,000    GKN Invel Transmission Ltd.                             118,740
   45,000    Jain Irrigation Systems Ltd. (G.D.S.)                    67,500
   90,000    Polyplex Corp.                                           75,630
   83,050    Premier Instruments & Constructions Ltd.                318,707
      125    SKF Bearings India Ltd.                                   9,384
                                                                  ------------
                                                                  $1,503,675
                                                                  ------------
             Telecommmunications Equipment - 0.8%
   56,000    Gujarat Optical Communications Ltd.*                 $    9,882
   87,500    Usha Beltron Ltd. (G.D.R.)                              136,719

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

Shares                                                                  Value
             Telecommmunications Equipment (continued)
    5,000    Vindhya Telelinks Ltd.                               $    7,017
    5,000    Vindhya Telelinks Ltd. (New)                              8,658
                                                                  ------------
                                                                  $  162,276
                                                                  ------------
             Total Capital Goods                                  $4,212,655
                                                                  ------------
             Consumer Durables - 6.8%
             Consumer Durables - 2.6%
   50,000    Phillips India Ltd.                                  $  138,655
   88,000    TTK Prestige Ltd.                                       140,504
   92,900    Videocon International Ltd.                             107,993
  134,000    Voltas Ltd.                                             121,989
                                                                  ------------
                                                                  $  509,141
                                                                  ------------
             Motor Vehicles - 4.2%
   50,000    Ashok Leyland Ltd.                                   $  147,759
   25,000    Bajaj Auto Ltd.                                         669,643
    1,000    LML Ltd.*                                                 1,120
                                                                  ------------
                                                                  $  818,522
                                                                  ------------
             Total Consumer Durables                              $1,327,663
                                                                  ------------
             Consumer Non-Durables - 11.2%
             Agriculture & Food - 1.8%
   11,000    Balrampur Chini Mills, Ltd.                          $   19,104
   17,800    Britannia Industries Ltd.                               114,678
   17,400    Dhampur Sugar Mills Ltd.                                 26,319
  109,300    KCP Ltd.*                                               189,821
                                                                  ------------
                                                                  $  349,922
                                                                  ------------
             Textiles/Clothes - 8.6%
   93,100    Arvind Mills Ltd. (G.D.R.)                           $  360,297
   41,800    Coats Viyella India Ltd.                                 62,349
  120,000    JCT, Inc. (G.D.R.)                                      240,000
   60,450    Precot Mills Ltd. (New)                                 159,591
    5,000    Raymond Ltd. (G.D.S.)                                    50,000
   25,000    Reliance Industries Ltd. (G.D.R.)                       281,250
   70,000    Reliance Industries Ltd.                                397,059
   88,500    SIV Industries Ltd. (G.D.R.)                            138,281
                                                                  ------------
                                                                  $1,688,827
                                                                  ------------

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)

Shares                                                                  Value
             Cosmetics - 0.8%
  142,500    Godrej Soaps, Ltd.                                   $  159,664
                                                                  ------------
             Total Consumer Non-Durables                          $2,198,413
                                                                  ------------
             Energy - 3.9%
             Oil Refining & Drilling - 3.9%
   66,000    Hindustan Petroleum Corp., Ltd.                      $  586,513
  186,600    Madras Refineries Ltd.                                  176,408
        8    Oil & Natural Gas Commission Ltd.*                           38
                                                                  ------------
             Total Energy                                         $  762,959
                                                                  ------------
             Financial - 8.8%
             Commercial Banks - 2.3%
      600    State Bank of India                                  $    3,874
   30,000    State Bank of India (G.D.R.)*                           453,000
                                                                  ------------
                                                                  $  456,874
                                                                  ------------
             Finance/Miscellaneous - 6.5%
   56,300    20th Century Finance Ltd.                            $   56,773
    1,000    Housing Development Finance Corp. Ltd.                   65,637
   10,450    Industrial Credit & Investment Corp. of India Ltd.       17,563
   46,000    Industrial Credit & Investment Corp. of India
             Ltd. (G.D.R.)*                                          402,500
  120,000    Industrial Development Bank of India Ltd.               351,261
   50,000    Pakistan Investment Fund Inc.                           268,750
  127,100    SCICI Ltd.                                               98,796
                                                                  ------------
                                                                  $1,261,280
                                                                  ------------
             Total Financial                                      $1,718,154
                                                                  ------------
             Services - 5.8%
             Hotel/Restaurant - 4.1%
   17,000    East India Hotels Ltd.                               $  258,810
   45,000    Hotel Leelaventure Ltd.                                 108,718
   11,650    Indian Hotels Co. Ltd.                                  212,931
  124,600    Oberoi Associated Hotels Ltd.                           223,547
                                                                  ------------
                                                                  $  804,006
                                                                  ------------
             Pharmaceuticals - 1.6%
    2,000    Dabur India Ltd.                                     $   13,445
   54,000    Dr. Reddy's Laboratories Ltd. (G.D.R.)                  310,635
                                                                  ------------
                                                                  $  324,080
                                                                  ------------

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

Shares                                                                  Value
             Telecommunication Networks - 0.1%
   31,340    Champion Technology Holdings Ltd.                    $     4,134
                                                                  ------------
             Total Services                                       $ 1,132,220
                                                                  ------------
             Technology - 0.2%
             Software - 0.2%
   75,000    Nucleus Software Exports Ltd.*                       $    37,815
                                                                  ------------
             Total Technology                                     $    37,815
                                                                  ------------
             Transportation - 2.7%
             Ships & Shipping - 2.7%
  654,800    Great Eastern Shipping Co.                           $   449,373
   20,200    Great Eastern Shipping Co. (G.D.R.)                       78,275
                                                                  ------------
             Total Transportation                                 $   527,648
                                                                  ------------
             Utilities - 11.6%
             Electric Utility - 7.6%
   10,300    BSES Ltd.                                            $    56,261
   35,000    BSES Ltd. (G.D.R.)                                       665,000
   70,000    CESC Ltd.                                                109,804
  191,900    CESC Ltd. (G.D.R.)                                       297,445
    1,000    Tata Electric Cos. (G.D.R.)                              347,500
                                                                  ------------
                                                                  $ 1,476,010
                                                                  ------------
             Telecommunications - 4.0%
  124,000    Mahanagar Telephone Nigam Ltd.                       $   784,986
                                                                  ------------
             Total Utilities                                      $ 2,260,996
                                                                  ------------
             Miscellaneous - 2.8%
             Conglomerates & Holdings - 2.8%
   36,850    Grasim Industries Ltd.                               $   432,755
   75,000    J.K. Corp. Ltd. (G.D.R.)                                 112,500
                                                                  ------------
             Total Miscellaneous                                  $   545,255
                                                                  ------------
             Total Common Stocks
             (Cost $27,351,810)                                   $18,245,647
                                                                  ------------

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)

Shares                                                                  Value
              WARRANTS - 0.9%
    70,000   CESC Ltd. (Class B)*                                $    104,902
    48,000   Hotel Leelaventure Ltd.*                                  64,538
     2,700   Peregrine Investment Holdings Ltd.*                          506
                                                                  ------------
             Total Warrants
             (Cost $201,523)                                     $    169,946
                                                                  ------------
             TOTAL INVESTMENT IN SECURITIES
             (Cost $27,602,425)                                  $ 18,459,545
                                                                  -----------
Principal
Amount
             TEMPORARY CASH INVESTMENT - 5.6%
             Repurchase Agreement - 5.6%
$1,100,000   Chase Manhattan Bank, 10/31/96, 5.50%, repurchase
             price of $1,100,000 plus accrued interest on
             11/01/96, collateralized by $1,107,000 U.S.
             Treasury Note, 5.25%, 12/31/97                      $  1,100,000
                                                                  ------------
             TOTAL TEMPORARY CASH INVESTMENT
             (Cost $1,100,000)                                   $  1,100,000
                                                                  ------------
             TOTAL INVESTMENT IN SECURITIES AND
             TEMPORARY CASH INVESTMENT - 100.0%
             (Cost $28,702,425)(a)(b)                            $ 19,559,545
                                                                  ------------
 *  Non-income producing security.
(a) At October 31, 1996, the net unrealized loss on
    investments based on cost for federal income
    tax purposes of $28,702,425 was as follows:
     Aggregate gross unrealized gain for all
        investments in which there is an excess of
        value over tax cost                                      $    860,952
     Aggregate gross unrealized loss for all investments in
        which there is an excess of tax cost over value           (10,003,832)
                                                                  ------------
    Net unrealized loss                                          $ (9,142,880)
                                                                  ------------
(b) At October 31, 1996, the Fund had a capital loss carryforward of $2,906,393 which will expire between 2002 and 2004 if not utilized.
Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1996, aggregated $26,010,450 and $13,965,680, respectively.

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

BALANCE SHEET 10/31/96

ASSETS:
Investment in securities, at value (including temporary cash
  investment of $1,100,000)(cost $28,702,425)                    $19,559,545
Cash                                                                  78,634
Foreign currencies, at value                                       1,489,647
Receivables -
 Investment securities sold                                          110,626
 Fund shares sold                                                    233,799
 Dividends, interest and foreign taxes withheld                      169,926
Due from Pioneering Management Corporation                             5,118
Other                                                                  3,315
                                                                -------------
  Total assets                                                   $21,650,610
                                                                -------------
LIABILITIES:
Payables -
 Fund shares repurchased                                         $   323,242
Due to affiliates                                                     35,027
Accrued expenses                                                      72,073
                                                                -------------
  Total liabilities                                              $   430,342
                                                                -------------
NET ASSETS:
Paid-in capital                                                  $33,272,594
Accumulated net realized loss on investments and foreign
  currency transactions                                           (2,906,393)
Net unrealized loss on investments                                (9,142,880)
Net unrealized loss on forward foreign currency contracts
  and other assets and liabilities denominated in foreign
  currencies                                                          (3,053)
                                                                -------------
  Total net assets                                               $21,220,268
                                                                -------------
Net Asset Value Per Share:
(Unlimited number of shares authorized)
Class A (based on $12,388,261/1,786,561 shares)                  $      6.93
                                                                -------------
Class B (based on $8,275,327/1,216,378 shares)                   $      6.80
                                                                -------------
Class C (based on $556,680/82,178 shares)                        $      6.77
                                                                -------------
Maximum Offering price:
Class A                                                          $      7.35
                                                                -------------

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

STATEMENT OF OPERATIONS
For the Year Ended 10/31/96

INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of
  $127,534)                                    $   556,282
 Interest (net of foreign taxes withheld of
  $42)                                              70,240
 Other                                              17,254
                                               -------------
  Total investment income                                       $   643,776
                                                              ----------------
EXPENSES:
 Management fees                                $   305,384
 Transfer agent fees
  Class A                                            63,592
  Class B                                            33,358
  Class C                                             1,682
 Distribution fees
  Class A                                            39,970
  Class B                                            77,860
  Class C                                             4,698
 Accounting                                         143,109
 Custodian fees                                     170,051
 Registration fees                                   69,278
 Professional fees                                  152,333
 Printing                                             6,508
 Fees and expenses of nonaffiliated trustees         17,311
 Miscellaneous                                       37,988
                                               -------------
  Total expenses                                                $ 1,123,122
  Less management fees waived and expenses
    reimbursed by Pioneering Management Corporation                (493,680)
  Less fees paid indirectly                                          (8,134)
                                                              ----------------
  Net expenses                                                  $   621,308
                                                              ----------------
   Net investment income                                        $    22,468
                                                              ----------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized loss from:
  Investments (including capital gains taxes
   paid of $108,605)                            $(2,277,655)
  Forward foreign currency contracts and
   other assets and liabilities denominated
   in foreign currencies                           (194,840)     $(2,472,495)
                                               -------------  ----------------
 Change in net unrealized gain or loss from:
  Investments                                   $(4,244,555)
  Forward foreign currency contracts and
   other assets and liabilities denominated
   in foreign currencies                             (8,221)     $(4,252,776)
                                               -------------  ----------------
  Net loss on investments and foreign currency transactions      $(6,725,271)
                                                              ----------------
  Net decrease in net assets resulting from
   operations                                                    $(6,702,803)
                                                              ----------------

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended 10/31/96 and 10/31/95

                                                               Year Ended       Year Ended
                                                                10/31/96         10/31/95
FROM OPERATIONS:
Net investment income (loss)                                  $     22,468     $   (64,018)
Net realized loss on investments and foreign currency
  transactions                                                  (2,472,495)       (686,172)
Change in net unrealized loss on investments and foreign
  currency transactions                                         (4,252,776)     (3,941,018)
                                                              -------------   --------------
  Net decrease in net assets resulting from operations        $ (6,702,803)    $(4,691,208)
                                                              -------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.00 and $0.02 per share, respectively)           $     -          $   (18,504)
  Class B ($0.00 and $0.01 per share, respectively)                 -               (3,795)
                                                              -------------   --------------
   Total distributions to shareholders                        $     -          $   (22,299)
                                                              -------------   --------------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                              $ 36,957,923     $10,164,408
Reinvestment of distributions                                       -               17,182
Cost of shares repurchased                                     (23,423,148)     (8,608,922)
                                                              -------------   --------------
  Net increase in net assets resulting from fund share
  transactions                                                $ 13,534,775     $ 1,572,668
                                                              -------------   --------------
  Net increase (decrease) in net assets                       $  6,831,972     $(3,140,839)

NET ASSETS:
Beginning of year                                               14,388,296      17,529,135
                                                              -------------   --------------
End of year (including accumulated undistributed net
  investment income of $0 and $0, respectively)               $ 21,220,268     $14,388,296
                                                              -------------   --------------

                                   '96 Shares     '96 Amount     '95 Shares    '95 Amount
Class A
Shares sold                         3,057,493    $  27,377,184     616,544     $ 5,912,785
Reinvestment of distributions           -              -             1,439          14,695
Less shares repurchased            (2,262,604)    (18,874,186)    (641,099)     (6,139,994)
                                  ------------   -------------    ----------  -------------
  Net increase (decrease)             794,889    $  8,502,998      (23,116)    $  (212,514)
                                  ------------   -------------    ----------  -------------
Class B
Shares sold                           994,158    $  8,406,214      435,995     $ 4,251,623
Reinvestment of distributions           -              -               244           2,487
Less shares repurchased              (491,660)     (4,161,644)    (263,505)     (2,468,928)
                                  ------------   -------------    ----------  -------------
  Net increase                        502,498    $  4,244,570      172,734     $ 1,785,182
                                  ------------   -------------    ----------  -------------
Class C*
Shares sold                           127,681    $  1,174,525
Less shares repurchased               (45,503)       (387,318)
                                  ------------   -------------
  Net increase                         82,178    $    787,207
                                  ------------   -------------

*Class C shares were first publicly offered on January 31, 1996.

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                 Year Ended   Year Ended    6/23/94 to
                                                  10/31/96     10/31/95      10/31/94+
CLASS A
Net asset value, beginning of period              $  8.47      $ 11.28       $ 11.50
                                                 ----------   ----------   -----------
Increase (decrease) from investment
  operations:
 Net investment income (loss)                     $  0.03      $ (0.01)      $  0.04
 Net realized and unrealized loss on
   investments and foreign currency
   transactions                                     (1.57)       (2.78)        (0.26)
                                                 ----------   ----------   -----------
  Net decrease from investment operations         $ (1.54)     $ (2.79)      $ (0.22)
Distributions to shareholders from:
 Net investment income                               -           (0.02)         -
                                                 ----------   ----------   -----------
Net decrease in net asset value                   $ (1.54)     $ (2.81)      $ (0.22)
                                                 ----------   ----------   -----------
Net asset value, end of period                    $  6.93      $  8.47       $ 11.28
                                                 ----------   ----------   -----------
Total return*                                      (18.18)%     (24.78)%       (1.91)%
Ratio of net expenses to average net assets          2.28%+       2.28%+        2.25%**
Ratio of net investment income (loss) to
  average net assets                                 0.32%+      (0.14)%+       0.92%**
Portfolio turnover rate                                64%          53%          109%**
Average commission rate paid (1)                  $0.0266      $  -          $  -
Net assets, end of period (in thousands)          $12,388      $ 8,397       $11,445
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
  Net expenses                                       4.29%        4.21%         6.57%**
  Net investment loss                               (1.69)%      (2.07)%       (3.40)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction
  for fees paid indirectly:
  Net expenses                                       2.25%        2.25%         -
  Net investment income (loss)                       0.35%       (0.11)%        -


  + The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                 Year Ended   Year Ended   6/23/94 to
                                                  10/31/96     10/31/95     10/31/94+
CLASS B
Net asset value, beginning of period              $  8.39      $ 11.24       $11.50
                                                 ----------   ----------   -----------
Decrease from investment operations:
 Net investment loss                              $ (0.03)     $ (0.07)      $  -
 Net realized and unrealized loss on
   investments and foreign currency
   transactions                                     (1.56)       (2.77)       (0.26)
                                                 ----------   ----------   -----------
  Net decrease from investment operations         $ (1.59)     $ (2.84)      $(0.26)
Distributions to shareholders from:
 Net investment income                               -           (0.01)         -
                                                 ----------   ----------   -----------
Net decrease in net asset value                   $ (1.59)     $ (2.85)      $(0.26)
                                                 ----------   ----------   -----------
Net asset value, end of period                    $  6.80      $  8.39       $11.24
                                                 ----------   ----------   -----------
Total return*                                      (18.95)%     (25.31)%      (2.26)%
Ratio of net expenses to average net assets          3.15%+       3.01% +      3.21% **
Ratio of net investment loss to average net
  assets                                            (0.45)%+     (0.86)%+     (0.01)%**
Portfolio turnover rate                                64%          53%         109% **
Average commission rate paid (1)                  $0.0266      $  -          $  -
Net assets, end of period (in thousands)          $ 8,275      $ 5,991       $6,084
Ratios assuming no waiver of management fees
  and assumption of expenses by PMC and no
  reduction for fees paid indirectly:
  Net expenses                                       5.23%        4.91%        7.50% **
  Net investment loss                               (2.53)%      (2.76)%      (4.28)%**
Ratios assuming waiver of management fees and
  assumption of expenses by PMC and reduction
  for fees paid indirectly:
  Net expenses                                       3.13%        2.97%         -
  Net investment loss                               (0.43)%      (0.82)%        -


  + The per share data presented above is based upon the average shares outstanding for the period presented.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

FINANCIAL HIGHLIGHTS 10/31/96

                                                                1/31/96 to
                                                                 10/31/96
CLASS C(a)
Net asset value, beginning of period                             $   7.85
                                                               ------------
Decrease from investment operations:
 Net investment loss                                             $  (0.02)
 Net realized and unrealized loss on investments and
  foreign currency transactions                                     (1.06)
                                                               ------------
Net decrease in net asset value                                  $  (1.08)
                                                               ------------
Net asset value, end of period                                   $   6.77
                                                               ------------
Total return*                                                      (13.76)%
Ratio of net expenses to average net assets                          3.12% **+
Ratio of net investment loss to average net assets                  (0.42)%**+
Portfolio turnover rate                                                64%
Average commission rate paid (1)                                 $ 0.0266
Net assets, end of period (in thousands)                         $    557
Ratios assuming no waiver of management fees and assumption
 of expenses by PMC and no reduction for fees paid indirectly:
  Net expenses                                                       4.63% **
  Net investment loss                                               (1.93)% **
Ratios assuming waiver of management fees and assumption of
 expenses by PMC and reduction for fees paid indirectly:
  Net expenses                                                       3.06% **
  Net investment loss                                               (0.36)%**

(a) Class C shares were first publicly offered on January 31, 1996.
  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
 ** Annualized.
  + Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

  The accompanying notes are an integral part of these financial statements.

Pioneer India Fund

NOTES TO FINANCIAL STATEMENTS 10/31/96

1. Organization and Significant Accounting Policies
Pioneer India Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital by investing in a portfolio consisting primarily of equity securities of companies in India.

The Fund offers three classes of shares--Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees, and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the data in the exercise of reasonable

Pioneer India Fund

NOTES TO FINANCIAL STATEMENTS 10/31/96                             (continued)

   diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investments in countries with limited or developing markets, such as India, may subject the Fund to greater degree of risk than in a developed market. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts.

   In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed. At October 31, 1996, the value of the Fund's investments undergoing the registration process amounted to $1,953,408 or 9.2% of total net assets.

B. Foreign Currency Translation
   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts
   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and

Pioneer India Fund

   any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

D. Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on net realized capital gains in certain countries. The required capital gains taxes, if any, are determined in accordance with local tax laws. In determining daily net asset value, the Fund estimates the reserve for capital gains taxes, if any, associated with net unrealized gains on certain portfolio securities. The estimated reserve for capital gains taxes, if any, is based on the holding periods of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. During the year ended October 31, 1996, the Fund paid $108,605 in capital gains taxes on the sale of certain foreign securities.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1996, the Fund has reclassified $280,977 and $22,468 from paid-in capital and accumulated undistributed net investment income, respectively, to accumulated net realized loss on investments and foreign currency transactions. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

Pioneer India Fund

NOTES TO FINANCIAL STATEMENTS 10/31/96                             (continued)

E. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $28,328 in underwriting commissions on the sale of fund shares during the year ended October 31, 1996.

F. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see
   Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G. Repurchase Agreement
   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement
PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

Pioneer India Fund

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 2.25% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund.

PMC has appointed ITI Pioneer AMC Ltd. (the Indian Adviser) as the Fund's adviser in India. In managing the Funds' Indian investments, PMC relies on the advice and local expertise of the Indian Adviser. The Indian Adviser is a joint venture between PMC and Investment Trust of India Limited (ITI), a corporation organized under the laws of India. As compensation for its services under its subadvisory agreement with PMC and the Fund, PMC pays the Indian Adviser a management fee at the annual rate from 0.10% to 0.60% of the Fund's average gross assets invested in India's securities markets, including assets invested in American, global or other types of depository receipts for securities traded in India's securities markets. The annual rate is 0.10% of such gross assets up to $15 million; 0.20% of the next $30 million; 0.40% of the next $15 million; and 0.60% of the excess over $60 million.

3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $24,421 in transfer agent fees payable to PSC at October 31, 1996.

4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal

Pioneer India Fund

NOTES TO FINANCIAL STATEMENTS 10/31/96                             (continued)

services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $10,606 in distribution fees payable to PFD at October 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within 6 years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1996, CDSC's in the amount of $128,275 were paid to PFD.

5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1996, the Fund's expenses were reduced by $8,134 under such arrangements.

6. Other
During the year ended October 31, 1996, PMC reimbursed the Fund $17,254 in connection with costs incurred on certain portfolio transactions.

Pioneer India Fund

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer India Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer India Fund as of October 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer India Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP


Boston, Massachusetts
December 4, 1996

Pioneer India Fund

TRUSTEES' FEES AND SHARE OWNERSHIP 10/31/96

T r u s t e e s '  F e e s ,  P r i n c i p a l  S h a r e h o l d e r s
a n d  S h a r e  O w n e r s h i p   o f   T r u s t e e s   a n d
O f f i c e r s   ( U n a u d i t e d )

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended October 31, 1996 was $12,351, plus expenses incurred in attending trustees meetings of $3,428. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At October 31, 1996, the trustees and officers of the Fund owned beneficially 14,774 of Class A shares of the Fund (0.8% of the outstanding Class A shares.) The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at October 31, 1996.

Pioneer India Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Officers
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Jaskaran S. Teja, Vice President
Norman Kurland, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr

Shareholder Services and Transfer Agent
Pioneering Services Corporation

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                       1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                    1-800-225-4321

Retirement plans information                            1-800-622-0176

Telecommunications Device for the Deaf (TDD)            1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                       1-800-225-4240

Our Internet e-mail address                       ask.pioneer@piog.com
(for general questions about Pioneer only)

This report must be preceded or accompanied by a current Fund prospectus.

[PIONEER LOGO] Pioneer Funds Distributor, Inc.
               60 State Street
               Boston, Massachusetts 02109

1296-3833
(c) Pioneer Funds Distributor, Inc.
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